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                                                                   EXHIBIT 10.21



AQUAPRO CORPORATION                                 WITH INTERNATIONAL HOLDINGS,
                                                        INC., AND JOSEPH H. HALE


                                    AGREEMENT

        FOR AND IN CONSIDERATION of the mutual rights, benefits and privileges flowing, and to flow, to the parties hereto under and by virtues of the terms of this agreement, we, AQUAPRO CORPORATION, hereinafter "Aquapro"; INTERNATIONAL HOLDINGS, INC., hereinafter "IHI", and JOSEPH H. HALE, hereinafter "Hale", do hereby covenant and agree as follows:

                                       1.

        Aquapro shall sell to IHI all inventory of fish on the properties in Sunflower, Bolivar and Leflore Counties, Mississippi, known as Circle Creek 1, Circle Creek 2, Circle 3, Circle Creek 5, Circle Creek 6, Circle Creek 7 and Circle Creek 8 as more particularly described upon the descriptions of said properties hereto attached.

                                       2.

        The consideration therefor shall be the sum of $684,309.00, payable as follows:

        On or before June 28, 2002                        $        1,000.00

        On or before August 31, 2002                             117,068.37



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        On or before November 30, 2002                     $      566,240.63

                                       3.

        Aquapro shall sell and convey to IHI that property known as Circle Creek 1 and Circle Creek 2, together with all aerators, trailers, tractors and other equipment, improvements and structures, for the sum of $177,225.00 each, for a total of $354,450.00 payable in cash on or before November 30, 2002.

                                       4.

        IHI shall employ Aquapro to cultivate, harvest and sell its catfish located on the ponds of Aquapro and the ponds of Hale. IHI and/or Hale shall provide at its/his expense, the necessary feed for the fish.

                                       5.

        IHI shall loan to Aquapro such funds in the sole discretion of IHI as shall be necessary, proper, prudent and husbandlike for so doing, including operating expenses and other obligations of Aquapro as approved by IHI and for feed for the Aquapro prawns.

                                       6.

        As security for the loans from IHI, Aquapro shall grant to IHI a valid lien on the following:

        (a) All land of Aquapro;

        (b) All equipment of Aquapro;

        (c) All Confish stock;

        (d) All Delta Western stock;

        (e) All processing rights at Springwater Farm; and

        (f) All utility security deposits.




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                                       7.

        At closing, Aquapro shall sell to the following named individuals 1,050,000 shares at one cent per share, which has been previously paid by services provided by goodbody international:

        Andrea H. Breen                                         150,000
        Devlynne Shannon                                        100,000
        Allyson Reed                                             50,000
        Teresa Jan Hart                                         250,000
        Austin King                                              50,000
        Sterling Hale                                           100,000
        Georgia R. Hart                                         100,000
        Miller Lowry                                            100,000
        Dustin Lowry                                            100,000
        Zach Wood                                                50,000
                                                              ---------
                                    TOTAL                     1,050,000

                                       8.

        As fish are sold from Circle Creek 1 and Circle Creek 2, the proceeds will be allocated as follows:

        (a)     The first $785,352.00, plus interest on the feed line, to IHI;

        (b)     Next amounts expended for feed in excess of $385,352,000 to IHI;

        (c)     The next $548,636.00 equally between Aquapro and IHI;

        (d)     The next $448,518.00:
                52% to Aquapro
                48% to IHI

        (e)     All remaining revenues:
                67% to IHI
                33% to Aquapro




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                                       9.

        As prawns are sold, the proceeds will be allocated as follows:

        (a) To Global Seafood Technology, d/b/a as American Aquaculture Co., the cost of the prawns;

        (b) To Aquapro for the cost of production and to IHI for cost of all feed, prorata; and

        (c) All remaining revenues:

            1. 50% Global

            2. 25% Aquapro

            3. 25% IHI

                                      10.

        IHI is securing financing from LOL Financing Co., providing as collateral, inter alia, all fish, with the loan having a maturity date of July 1, 2003.

                                      11.

        There shall be secured by Aquapro and/or Hale and/or IHI a non-disturbance agreement from all lienholders with respect to the realty so that in the event of default by IHI or Aquapro on its loans, IHI and LOL shall have the right to possession of all of the realty herein described for such time as shall be reasonably necessary to remove all fish and/or prawns, but not later than December 31, 2003.

                                       12.

        Aquapro does hereby grant unto Hale the exclusive right and option to purchase from Aquapro at any time until December 31, 2005, the following farms for the price indicated:



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        Circle Creek 3, (Balmoral)                         $183,385.00

        Circle Creek 5, (Hidden Lakes)                     $630,000.00

        Circle Creek 6, (Stillwater)                       $109,718.00

        Circle Creek 7 and 8
        (Crystal Water)                                    $295,454.00

        Indian Lake                                        $411,443.00

                                      13.

        During the term hereof and prior to such sale, if any, Aquapro shall make all necessary and required payments on underlying mortgages on the subject property, and pay all ad valorem taxes on the subject property.

                                      14.

        Hale shall have the right, subject to the approval by the lender, to assume such underlying mortgage indebtednesses.

                                      15.

        Aquapro shall pay to IHI a monthly administrative and consultant fee of $4,000.00, plus travel and related expenses, until December 31, 2005.

                                      16.

        As fish are sold from Circle Creek 3, Circle Creek 5, Circle Creek 6, Circle Creek 7, Circle Creek 8 and Indian Lakes, the proceeds will be allocated as follows:

        (a) Reimbursement to, IHI for all fish costs, feed costs, financing and interest expense; and

        (b) All remaining revenues:

            1. 50% to IHI; and





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            2. 50% to Aquapro Corporation.


                                      17.

        Aquapro agrees to hire the employee of Hale's choice to live in Mississippi and to be trained in all aspects of the business reporting directly to George Hastings (recent college graduate that will replace Tennessee stockholder relations employee).

                                      18.

        Hale will receive title to all improvements only on Circle Creek 1 and Circle Creek 2. Other real properties that are purchased shall not include improvements such as aerators, trucks, tractors and equipment.

                                      19.

        Hale will be reimbursed for any legal fees, title searches, title insurance and appraisals out of profits when fish are sold.

                                      21.

        Aquapro, at its own expense, will purchase in 2002 stockers, fingerlings and fry, up to $165,000.00, which will immediately become the property of IHI to be used in a future joint venture with Aquapro. In future years, IHI will purchase such fish and be reimbursed for the purchase price and interest.

        WITNESS the signatures of the parties hereto, in triplicate original, on this the 20th day of August, A. D., 2002.


                                         AQUAPRO CORPORATION

                                         By /s/ George S. Hastings, Jr.
                                            -------------------------------
                                            GEORGE S. HASTINGS, JR.







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                                         INTERNATIONAL HOLDINGS, INC.


                                         By Joseph H. Hale CEO
                                            ---------------------------

                                            Joseph H. Hale
                                            ---------------------------
                                            JOSEPH H. HALE

STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

        Personally appeared before me, the undersigned authority in and for the said county and state, on this the 20th day of August, 2002, within my jurisdiction, the within named GEORGE S. HASTINGS, JR., who acknowledged that he is President of AQUAPRO CORPORATION, a Tennessee corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                           (NOTARY PUBLIC)
         ----------------------------------

My commission expires

6/21/04                 .
------------------------

STATE OF ________________
COUNTY OF _______________

        Personally appeared before me, the undersigned authority in and for the said county and state, on this the 23rd day of August, 2002, within my jurisdiction, the within named Joseph Hale, who acknowledged that he is CEO/SEC of INTERNATIONAL HOLDINGS, INC., a Georgia corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                           (NOTARY PUBLIC)
         ----------------------------------

My commission expires

10/15/2012
------------------------


STATE OF GA
COUNTY OF GWINNETT

        Personally appeared before me, the undersigned authority of law in and for the county and state aforesaid, within my





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jurisdiction, on this the _____ day of August, 2002, the within named JOSEPH H.
HALE, who acknowledged that he signed and delivered the above and foregoing instrument of writing.

                                           NOTARY PUBLIC
         ----------------------------------

My commission expires

10/15/2002              .
------------------------